U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 17, 2006

                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        0-21743                36-3680347
----------------------------         ----------------        -------------------
(State or Other Jurisdiction         (Commission File          (IRS Employer
       Incorporation)                     Number)            Identification No.)

 2201 Second Street, Suite 600, Fort
           Myers, Florida                                          33901
------------------------------------                             ----------
   (Address of Principal Executive                               (Zip Code)
              Offices)

                                (239) - 337-3434
                                ----------------
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition of Gavitec AG

      On February 17, 2006, NeoMedia Technologies, Inc. ("NeoMedia) and Gavitec AG ("Gavitec") of Wurselen, Germany (www.gavitec.com) signed a definitive sale and purchase agreement (the "Agreement") under which NeoMedia acquired all of the outstanding shares of Gavitec in exchange for $1,800,000 cash and $5,400,000 in shares of NeoMedia common stock. The $5,400,000 stock portion of the purchase price is represented by 13,660,511 shares of NeoMedia common stock, calculated by dividing $5,400,000 by the volume-weighted average closing price of NeoMedia common stock for the ten days up to and including February 16, 2006.

      Closing is scheduled to occur on February 23, 2006, or at another date as agreed by NeoMedia and Gavitec. Cash and shares certificates will be exchanged, and the merger will become effective, at the closing.

      Gavitec was founded in 1997 as a specialized provider and manufacturer of products and solutions for mobile marketing and mobile information technology. As a technology leader in code-reading systems and software for mobile applications, Gavitec offers its clients standardized or individual solutions in the areas of mobile marketing, mobile ticketing, mobile couponing, and mobile payment systems.

      The Agreement is attached hereto as exhibit 16.1. On February 21, 2006, NeoMedia issued a press release with respect to the Agreement, attached hereto as Exhibit 16.2.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NeoMedia Technologies, Inc.
                                        ----------------------------------------
                                        (Registrant)


Date: February 17, 2006                 By: /s/ Charles T. Jensen
                                            ------------------------------------
                                        Charles T. Jensen, President,
                                        Chief Executive Officer and Director


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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  16.1            Definitive Sale and Purchase  Agreement  between  NeoMedia and
                  Gavitec
  16.2            Press release dated February 21, 2006


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